UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 31, 2017

Citigroup Commercial Mortgage Trust 2017-C4

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001718304)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

Ladder Capital Finance LLC

(Central Index Key number: 0001541468)

German American Capital Corporation

(Central Index Key number: 0001541294)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-15	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 31, 2017, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2017 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Citigroup Commercial Mortgage Trust 2017-P8, Commercial Mortgage Pass-Through Certificates, Series 2017-C4 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $842,714,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”) and Academy Securities, Inc. (“Academy Securities” and, collectively with CGMI, DBSI and CF&Co., in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 19, 2017 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, DBSI and CF&Co. are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated October 16, 2017, and by the Prospectus, dated October 19, 2017 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $134,345,893, were sold to CGMI, DBSI, CF&Co. and Academy Securities (collectively with CGMI, DBSI and CF&Co., in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of October 20, 2017, between the Depositor and the Initial Purchasers. The Private Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2017-C4 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 57 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 95 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2017 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2017 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (iii) Ladder Capital Finance

LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2017 (the “LCF Mortgage Loan Purchase Agreement”), between the Depositor and LCF, (iv) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2017 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (v) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2017 (the “RMF Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the CCRE Mortgage Loan Purchase Agreement, the LCF Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and RMF. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively.

The Station Place III Mortgage Loan is required to be serviced and administered pursuant to the JPMDB 2017-C7 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Station Place III Mortgage Loan), and the holders of the Station Place III Companion Loans are generally governed by the Station Place III Co-Lender Agreement. The JPMDB 2017-C7 Pooling and Servicing Agreement and the Station Place III Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.7, respectively.

The Pleasant Prairie Premium Outlets Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2017-P8 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Pleasant Prairie Premium Outlets Mortgage Loan), and the holders of the Pleasant Prairie Premium Outlets Companion Loans are generally governed by the Pleasant Prairie Premium Outlets Co-Lender Agreement. The CGCMT 2017-P8 Pooling and Servicing Agreement and the Pleasant Prairie Premium Outlets Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.8, respectively.

The Marriott LAX Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Marriott LAX Mortgage Loan), and the holders of the Marriott LAX Companion Loans are generally governed by the Marriott LAX Co-Lender Agreement. The Marriott LAX Co-Lender Agreement is attached hereto as Exhibit 4.9.

The Corporate Woods Portfolio Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2017-P8 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Corporate Woods Portfolio Mortgage Loan), and the holders of the Corporate Woods Portfolio Companion Loans are generally governed by the Corporate Woods Portfolio Co-Lender Agreement. The Corporate Woods Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.10.

The 50 Varick Street Mortgage Loan is required to be serviced and administered pursuant to the UBS 2017-C4 Pooling and Servicing Agreement prior to the related Servicing Shift Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 50 Varick Street Mortgage Loan), and the holders of the 50 Varick Street Companion Loans are generally governed by the 50 Varick Street Co-Lender Agreement. The UBS 2017-C4 Pooling and Servicing Agreement and the 50 Varick Street Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.11, respectively.

The Mall of Louisiana Mortgage Loan is required to be serviced and administered pursuant to the BANK 2017-BNK7 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Mall of Louisiana Mortgage Loan), and the holders of the Mall of Louisiana Companion Loans are generally governed by the Mall of Louisiana Co-Lender

Agreement. The BANK 2017-BNK7 Pooling and Servicing Agreement and the Mall of Louisiana Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.12, respectively.

The IGT Reno Mortgage Loan is required to be serviced and administered pursuant to the CD 2017-CD5 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the IGT Reno Mortgage Loan), and the holders of the IGT Reno Companion Loans are generally governed by the IGT Reno Co-Lender Agreement. The CD 2017-CD5 Pooling and Servicing Agreement and the IGT Reno Co-Lender Agreement are attached hereto as Exhibits 4.6 and 4.13, respectively.

The Chelsea Multifamily Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement prior to the related Servicing Shift Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Chelsea Multifamily Portfolio Mortgage Loan), and the holder of the Chelsea Multifamily Portfolio Companion Loans are generally governed by the Chelsea Multifamily Portfolio Co-Lender Agreement. The Chelsea Multifamily Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.14.

The Westin Crystal City Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement prior to the related Servicing Shift Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Westin Crystal City Mortgage Loan), and the holder of the Westin Crystal City Companion Loan are generally governed by the Westin Crystal City Co-Lender Agreement. The Westin Crystal City Co-Lender Agreement is attached hereto as Exhibit 4.15.

The Capital Centers II & III Mortgage Loan is required to be serviced and administered pursuant to the JPMDB 2017-C7 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Capital Centers II & III Mortgage Loan), and the holder of the Capital Centers II & III Companion Loan are generally governed by the Capital Centers II & III Co-Lender Agreement. The Capital Centers II & III Co-Lender Agreement is attached hereto as Exhibit 4.16.

The Walgreens Witkoff Portfolio Mortgage Loan is required to be serviced and administered pursuant to the JPMDB 2017-C7 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Walgreens Witkoff Portfolio Mortgage Loan), and the holder of the Walgreens Witkoff Portfolio Companion Loan are generally governed by the Walgreens Witkoff Portfolio Co-Lender Agreement. The Walgreens Witkoff Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.17.

The Bank of America Office Campus Building 600 Mortgage Loan is required to be serviced and administered pursuant to the UBS 2017-C4 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Bank of America Office Campus Building 600 Mortgage Loan), and the holder of the Bank of America Office Campus Building 600 Companion Loan are generally governed by the Bank of America Office Campus Building 600 Co-Lender Agreement. The Bank of America Office Campus Building 600 Co-Lender Agreement is attached hereto as Exhibit 4.18.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, CCRE, LCF, GACC and RMF. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,464,321, were approximately $1,000,335,468. Of the expenses paid by the Depositor, approximately $2,470,749 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $2,993,572 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated October 19, 2017. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Berkeley Point Capital LLC will also act as primary servicer with respect to three (3) of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2017 and as to which an executed version is attached hereto as Exhibit 99.6, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.

CREFI, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR (17 CFR § 246.1 et seq) (“Regulation RR”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class E-RR Certificates, Class F-RR Certificates, Class G-RR Certificates, Class H-RR Certificates and Class J-RR Certificates (collectively, the “RR Certificates”).

The aggregate fair value, as of the Closing Date, of the RR Certificates is equal to approximately $50,142,415, representing approximately 5.00394% of the aggregate fair value, as of the Closing Date, of all the Certificates (other than the Class R and Class S Certificates).  The fair value of the “eligible horizontal residual interest” (as defined in Regulation RR) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Regulation RR is equal to approximately $50,102,966, representing 5% of the aggregate fair value of all of the Certificates (other than the Class R and Class S Certificates).  The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for each Class of Certificates (other than the Class R and Class S Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated October 16, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	JPMDB 2017-C7 Pooling and Servicing Agreement
Exhibit 4.3	CGCMT 2017-P8 Pooling and Servicing Agreement
Exhibit 4.4	UBS 2017-C4 Pooling and Servicing Agreement
Exhibit 4.5	BANK 2017-BNK7 Pooling and Servicing Agreement
Exhibit 4.6	CD 2017-CD5 Pooling and Servicing Agreement
Exhibit 4.7	Station Place III Co-Lender Agreement
Exhibit 4.8	Pleasant Prairie Premium Outlets Co-Lender Agreement
Exhibit 4.9	Marriott LAX Co-Lender Agreement
Exhibit 4.10	Corporate Woods Portfolio Co-Lender Agreement
Exhibit 4.11	50 Varick Street Co-Lender Agreement
Exhibit 4.12	Mall of Louisiana Co-Lender Agreement
Exhibit 4.13	IGT Reno Co-Lender Agreement
Exhibit 4.14	Chelsea Multifamily Portfolio Co-Lender Agreement
Exhibit 4.15	Westin Crystal City Co-Lender Agreement
Exhibit 4.16	Capital Centers II & III Co-Lender Agreement
Exhibit 4.17	Walgreens Witkoff Portfolio Co-Lender Agreement
Exhibit 4.18	Bank of America Office Campus Building 600 Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 31, 2017
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 31, 2017 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 31, 2017 (included as part of Exhibit 5)

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 19, 2017, which such certification is dated October 19, 2017
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	CCRE Mortgage Loan Purchase Agreement
Exhibit 99.3	LCF Mortgage Loan Purchase Agreement
Exhibit 99.4	GACC Mortgage Loan Purchase Agreement
Exhibit 99.5	RMF Mortgage Loan Purchase Agreement
Exhibit 99.6	Primary Servicing Agreement, dated as of October 1, 2017, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2017	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

By: /s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2017-C4 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	JPMDB 2017-C7 Pooling and Servicing Agreement	(E)
4.3	CGCMT 2017-P8 Pooling and Servicing Agreement	(E)
4.4	UBS 2017-C4 Pooling and Servicing Agreement	(E)
4.5	BANK 2017-BNK7 Pooling and Servicing Agreement	(E)
4.6	CD 2017-CD5 Pooling and Servicing Agreement	(E)
4.7	Station Place III Co-Lender Agreement	(E)
4.8	Pleasant Prairie Premium Outlets Co-Lender Agreement	(E)
4.9	Marriott LAX Co-Lender Agreement	(E)
4.10	Corporate Woods Portfolio Co-Lender Agreement	(E)
4.11	50 Varick Street Co-Lender Agreement	(E)
4.12	Mall of Louisiana Co-Lender Agreement	(E)
4.13	IGT Reno Co-Lender Agreement	(E)
4.14	Chelsea Multifamily Portfolio Co-Lender Agreement	(E)
4.15	Westin Crystal City Co-Lender Agreement	(E)
4.16	Capital Centers II & III Co-Lender Agreement	(E)
4.17	Walgreens Witkoff Portfolio Co-Lender Agreement	(E)
4.18	Bank of America Office Campus Building 600 Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 31, 2017	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 31, 2017 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 31, 2017 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 19, 2017, which such certification is dated October 19, 2017	(E)
99.1	CREFI Mortgage Loan Purchase Agreement	(E)

99.2	CCRE Mortgage Loan Purchase Agreement	(E)
99.3	LCF Mortgage Loan Purchase Agreement	(E)
99.4	GACC Mortgage Loan Purchase Agreement	(E)
99.5	RMF Mortgage Loan Purchase Agreement	(E)
99.6	Primary Servicing Agreement, dated as of October 1, 2017, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer	(E)